Related party transactions	12 Months Ended
Dec. 31, 2023
Disclosure of transactions between related parties [abstract]
Related party transactions

40. Related party transactions
At 31 December 2023, a loan of £0.8 million (2022: £nil) to Index Ventures and a loan of £0.6 million (2022: £nil ) to Medicxi Ventures I LP remained due to GSK. Cash distributions were received from investment in Medicxi Ventures I LP of £10.7 million (2022: Medicxi Ventures I LP of £6 million).
In December 2023, Qura Therapeutics LLC was liquidated, the investment and the associated commitment for future contributions were de-recognised from the balance sheet. An immaterial gain (less than £1 million) was recognised.
The Group had no other significant related party transactions which might reasonably be expected to influence decisions made by the users of these Financial Statements.
The aggregate compensation of the Directors and GLT is given in Note 9, ‘Employee costs’